THATCHER MINING PTE. LTD.

(A Development Stage Company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND

FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

CONTENTS

PAGE

Report of Independent Registered Public Accounting Firm………………………………………………..………3

FINANCIAL STATEMENTS

Balance sheet (as of September 30, 2006)……………………………….……………………………………………….5

Statement of operations (from inception June 8, 2006 to September 30, 2006)….……………………………………..6

Statement of stockholders’ equity (from inception June 8, 2006 to September 30, 2006) ……………………………. .7

Statement of cash flows(from inception June 8, 2006 to September 30, 2006)..………………………………………..8

Notes to the financial statements…………………………………………………………………………………………9

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

Thatcher Mining PTE LTD

(A Development Stage Company)

We have audited the accompanying balance sheets of Thatcher Mining PTE LTD (a development stage company)

as of September 30, 2006, and the related statements of operations, stockholders' deficit, and cash flows for the period from inception (June 8, 2006) to  September 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether   the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thatcher Mining PTE LTD (a development stage company) as of September 30, 2006, and the results of their operations and their cash flows for the period from inception (June 8, 2006) to September 30, 2006, in conformity with U.S. generally accepted accounting principles.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred net losses of $148,477 for the period from inception to September 30, 2006. This factor, as discussed in Note 2 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to the matter are also described in Note 2. The statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.

Certified Public Accountants

Los Angeles, California

January 13, 2007

FINANCIAL STATEMENTS

THATCHER MINING PTE. LTD.

(A DEVELOPMENT STAGE COMPANY) BALANCE SHEET

September 30. 2006

ASSETS

2006
CURRENT ASSETS
Cash & Cash Equivalents	$ 1,000
Total Assets	$ 1,000
LIABIL1T1ES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued expenses	$148,477 148,477
Loan payable - related party	999
Total current liabilities	149,476
STOCKHOLDERS' DEFICIT
Share capital, $0.63 par value: 50 shares authorized; 2 shares issued and outstanding	1
Deficit accumulated during development stage	(148,477)
Total stockholders’ deficit	(148,476)
Total Liabilities and Stockholders’ Deficit	$ 1,000

The accompanying notes are an integral part of these financial statements.

THATCHER MINING PTE. LTD.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
For the Period from Inception (June 8. 2006) to September 30. 2006

From Inception (June 8, 2006) to September 30. 2006
OPERATING EXPENSES
Exploration expenses	$ 145,891
General and administrative	2,586
Total operating expenses	148,477
NET LOSS	$ (148,477)

The accompanying notes are an integral part of these financial statements.

THATCHER MINING PTE. LTD.

(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' DEFICIT
For the Period from Inception (June 8, 2006) to September 30, 2006

	Share Capital		Accumulated	Stockholders’
	Shares	Amount	Deficit	Deficit
Issuance of Share Capital	2	$ 1 1	$ - 0	$ 1
Net loss from inception to September 30, 2006		-	(148,477)	(148,477)
Balance, at September 30, 2006	2	$ 1	$ (148,477)	$ (148,476)

The accompanying notes are an integral part of these financial statements.

THATCHER MINING PTE. LTD.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
For the Period from Inception (June 8, 2006) to September 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES	From Inception (June 8, 2006) to September 30, 2006

Net loss	$ (148,477)
Increase in liabilities:
Accounts payable	145,892 3,584
Accrued expenses	2,585
Net cash provided by operating activities	-
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Share Capital	1
Proceeds from relate party loan	999
Net cash provided by financing activities	1,000
NET INCREASE IN CASH & CASH EQUIVALENTS	$ 1,000
CASH & CASH EQUIVALENTS, beginning of period	-
CASH & CASH EQUIVALENTS, end of period	$ 1,000

The accompanying notes are an integral part of these financial statements.

NOTE 1 - DESCRIPTION OF DEVELOPMENT STAGE OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of operations

Thatcher Mining Pte. Ltd. was incorporated under the laws of the Republic of Singapore on June 8, 2006. The Company was formed to provide mining, quarrying and prospecting services, and the subsequent sale of such commodities in the wholesale or retail market.

Development stage operations

Since inception, operations have been devoted primarily to raising capital, exploring for natural resources, market research, and administrative functions.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and  liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required.

Risks, Uncertainties and Contingencies

In accordance with SFAS 105 the Company will book a loss contingency if the amount of loss is determinable and measurable. The Compnay will disclose a possible loss contingency if it is reasonably possible the loss will be incurred.

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements.  If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Stock-based compensation

The Company accounts for its stock-based compensation in accordance with SFAS No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123.” The Company recognizes in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees and non-employees.

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Cash and cash equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Income taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Exploration costs

Costs related to locating coal deposits and determining the extractive feasibility of such deposits are expensed as incurred.

Recently Issued Accounting Pronouncements

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAF No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.  SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.  This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006.  The Company is still in the process of evaluating the impact of this pronouncement on its financial statements.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.

Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.

Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.

Permits an entity to choose ‘Amortization method’ or  Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities:

4.

At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.

Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management is still in the process of evaluating the impact of this statement on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement clarifies the definition of fair value, establishes a framework for measuring fair value and expands the disclosures on fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is still in the process of evaluating the impact of this statement on the financial statements.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans−−an amendment of FASB Statements No. 87, 88, 106, and 132(R)". One objective of this standard is to make it easier for investors, employees, retirees and other parties to understand and assess an employer's financial position and its ability to fulfill the obligations under its benefit plans. SFAS No. 158 requires employers to fully recognize in their financial statements the obligations associated with single−employer defined benefit pension plans, retiree healthcare plans, and other postretirement plans. SFAS No. 158 requires an employer to fully recognize in its statement of financial position the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. This Statement also requires an employer to measure the funded status of a plan as of the date of its year−end statement of financial position, with limited exceptions. SFAS No. 158 requires an entity to recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS No. 87. This Statement requires an entity to disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition asset or obligation. The Company is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures for fiscal years ending after December 15, 2006. Management is still in the process of evaluating the impact of this statement on the financial statements.

NOTE 2 – GOING CONCERN MATTERS

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, during the period from inception to September 30, 2006, the Company incurred net losses of $148,477.

The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to retain its current financing, to obtain additional financing, and ultimately to attain profitability.

Pursuant to the Company's strategy for exploration and mining of natural resources, exploration activities have progressed according to plan in preparation to initialize extraction of coal in late 2007. Discussions are progressing with both individual and institutional investors with the expectation of closing on additional funds during the first calendar quarter in 2007. Management believes these proceeds, combined with projected revenues from the sale of goods during the second half of 2007, will be adequate to fund operations through fiscal year 2007.

NOTE 3 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses at September 30, 2006 are as follows:

September 30, 2006
Accounts payable	145,892
Accrued expenses	3,584
149,476

NOTE 4 – LOAN PAYABLE- RELATED PARTY

As of September 30, 2006, the company had an unsecured, non interest bearing, due on demand loan of $999 payable to a former director and shareholder.

NOTE 4 - STOCKHOLDERS' DEFICIT

During the period from inception (June 8, 2006) to September 30, 2006, the Company issued 2 shares of par value $0.63 each.

NOTE 5 – INCOME TAXES

No provision has been made for income taxes as the Company has not incurred any taxable income under the laws of the Republic of Singapore.

Income tax benefit for the period from inception, June 8, 2006 to September 30, 2006 is summarized as follows:

Current taxes	$(29,700)
Deferred taxes	29,700

Income tax	$-

The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at September 30, 2006 are as follows:

Deferred tax assets:
Net operating loss carry forward	$148,477
Less valuation allowance	(148,477)

Net deferred tax assets	$-

At September 30, 2006, the Company had net operating loss carry forwards of approximately $148,477 for income tax purposes available to offset future taxable income without expiration date, provided there is no substantial (more than 50%) change in the ultimate shareholdings.

NOTE 6 – RELATED PARTY TRANSACTIONS

During the period since inception, the Company’s director provided legal and professional services for the Company.  The total fees for these transactions were $1,577.

NOTE 7 – EXPLORATION COSTS

Exploration expenses were performed by outside contractors, who billed all resources used individually between manpower, travel, equipment rentals, phone and other expenses.  The bulk of all expenditures was manpower, including the chief geologist, operations manager, site manager and site personnel from various contractors, and were utilized to make preliminary assessments of the properties being considered for possible purchase or providing mining services.  The initial measurements of the quantity and quality of coal seams were made on two properties in East Kalimantan, Indonesia as well as study the logistics for processing the coal in site and delivering it to customers.

September 30, 2006
Manpower	$ 91,128
Site Expenses	40,216
Travel	14,547
$ 145,891

NOTE 8 - SUBSEQUENT EVENTS

On December 4, 2006, the Company finalized an agreement with two mining companies to share their production revenue in exchange for providing mining services to the two companies. The revenue shared will be at the rate of $0.25 per ton of coal delivered FOB to the customers of the two companies.

On December 29, 2006, the Company entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with KAL Energy Inc., a publicly held Delaware corporation (“KAL”).  The parties intend to close the transaction on or about January 23, 2007, or as soon thereafter as possible, and either party has the right to terminate the Reorganization Agreement in the event the closing is not completed on or before February 10, 2007.  Upon closing under the Reorganization Agreement, the shareholders of the Company will transfer all of their shares to the KAL in exchange for an aggregate of 32,000,000  post-split shares of common stock of the KAL.  Accordingly, following closing, the Company will be a wholly-owned subsidiary of KAL, and KAL will have a total of approximately 79,375,272 shares issued and outstanding, of which 47,375,272 will be owned by persons who were previously shareholders of KAL and 32,000,000 will be owned by persons who were previously shareholders of the Company, and/or their nominees.

Subsequent to year end, the Company had raised approximately $190,000 in loan from KAL Energy Inc. Pursuant to the Reorganization Agreement with KAL Energy Inc., the loans shall be cancelled and deemed to be paid in paid in full.